UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 16, 2004

NATIONAL VISION, INC.

(Exact name of registrant as specified in its charter)

Commission File No: 0-20001

Georgia	58-1910859
(State or other jurisdiction of	(I.R.S. employer identification
incorporation or organization)	number)

296 Grayson Highway
Lawrenceville, Georgia 30045

(770)-822-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE DATED AUGUST 16, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 16, 2004, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for  the second quarter of fiscal 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Date: August 17, 2004	By:	/s/ Paul A. Criscillis, Jr. Paul A. Criscillis, Jr. Senior Vice President, Chief Financial Officer

Exhibit Index

Description	Number
Press Release	99.1

3